UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LA ROSA HOLDINGS CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY INFORMATION STATEMENT DATED OCTOBER 9, 2026

The information in this preliminary information statement is not complete and may be changed. The information in this preliminary information statement will not be final until a definitive information statement is filed with the Securities and Exchange Commission. This preliminary information statement is not a solicitation of a proxy, and you are not requested to send us a proxy.

LA ROSA HOLDINGS CORP.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

(321) 250-1799

Notice of Action Taken Pursuant to Written Consent of Stockholders

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To the Stockholders of La Rosa Holdings Corp.,

This Notice and Information Statement is being circulated to the stockholders of record of the outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), and Series X Super Voting Preferred Stock, $0.0001 par value per share (the “Series X Preferred Stock”), of La Rosa Holdings Corp. (the “Company”), as of the close of business on September 30, 2026 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of this Information Statement is to inform our stockholders of actions taken by written consent in lieu of a meeting of the holders of approximately 96.93% of the outstanding voting power of the Company (comprised of: Joseph La Rosa, a member of the Board of Directors of the Company (the “Board of Directors”) and the Company’s former Chief Executive Officer (holder of 1,800 shares of Series X Preferred Stock of the Company), JLR-JCCLT1 Land Trust (holder of 80 shares of Common Stock), which is controlled by Mr. La Rosa; and La Rosa Capital, LLC (holder of 426 shares of Common Stock), which is controlled by Mr. La Rosa and Deana La Rosa, the Company’s Chief Operating Officer, collectively, the “Majority Stockholders”) as of the Record Date. This Notice and Information Statement constitutes the notice to our stockholders required under Chapter 78 of the Nevada Revised Statutes (the “NRS”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions (“Corporate Actions”) were authorized by written consent of the Majority Stockholders (the “Majority Stockholders Consent”) on the Record Date:

1.	Approval of the issuance of all Conversion Shares (as defined in the accompanying Information Statement) issuable pursuant to the terms of the Certificate of Designation (as defined in the accompanying Information Statement) upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock (as defined in the accompanying Information Statement) issued pursuant to the Exchange Agreement (as defined in the accompanying Information Statement), in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Exchange Agreement, as required by the Nasdaq Rules (as defined below);

2.	Approval of the issuance of all Conversion Shares issuable pursuant to the terms of the Certificate of Designation upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock issued or issuable pursuant to the Settlement Agreement (as defined in the accompanying Information Statement), in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Settlement Agreement, as required by the Nasdaq Rules; and

3.	Approval of the issuance of all Conversion Shares issuable pursuant to the terms of the Certificate of Designation upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock issued or issuable pursuant to the Contribution and Purchase Agreement (as defined in the accompanying Information Statement), in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Contribution and Purchase Agreement, as required by the Nasdaq Rules.

The Majority Stockholders’ consent constitutes the only stockholder approval required under the NRS, Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d), as applicable (the “Nasdaq Rules”), our Amended and Restated Articles of Incorporation, as amended, and our Bylaws, to approve the Corporate Actions. Our Board of Directors is not soliciting your consent or your proxy in connection with these Corporate Actions and neither consents nor proxies are being requested from stockholders.

The Corporate Actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after the date on which the accompanying Information Statement is first mailed or otherwise delivered to holders of our Common Stock and Series X Preferred Stock as of the Record Date.

By Order of the Board of Directors,

Nicholas Adler
Chief Executive Officer and Chairman of the Board of Directors

[●], 2026

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

[●], 2026

GENERAL INFORMATION

La Rosa Holdings Corp., a Nevada corporation, with its principal executive offices located at 1420 Celebration Blvd., 2nd Floor, Celebration, Florida 34747, is sending you the attached Notice and this Information Statement (this “Information Statement”) to notify you of actions that the Majority Stockholders (as defined below) have taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “we,” “our,” “us,” and “La Rosa” are to La Rosa Holdings Corp., and, to the extent applicable, its subsidiaries.

Copies of this Information Statement are first being mailed on or about [●], 2026, to the holders of record of the outstanding shares of our common stock, $0.0001 par value per share (the “Common Stock”) and Series X Preferred Stock on September 30, 2026, which we refer to as the “Record Date.”

Background

The following actions (the “Corporate Actions”) were approved by the Board of Directors of the Company (the “Board of Directors”) on September 25, 2026 (with respect to the first Corporate Action) and on September 30, 2026. On September 30, 2026, the Corporate Actions were approved by a written consent in lieu of a meeting of the holders of approximately 96.93% of the voting power of our outstanding voting stock (comprised of: Joseph La Rosa, a member of the Board of Directors and the Company’s former Chief Executive Officer (holder of 1,800 shares of Series X Super Voting Preferred Stock of the Company); JLR-JCCLT1 Land Trust (holder of 80 shares of Common Stock), which is controlled by Mr. La Rosa; and La Rosa Capital, LLC (holder of 426 shares of Common Stock), which is controlled by Mr. La Rosa and Deana La Rosa, the Company’s Chief Operating Officer, collectively, the “Majority Stockholders”), who collectively hold 506 shares of Common Stock and 1,800 shares of the Company’s Series X Super Voting Preferred Stock (the “Series X Preferred Stock”), having an aggregate of 18,000,506 votes as of the Record Date.

1.	Approval of the issuance of all Conversion Shares (as defined below) issuable pursuant to the terms of the Certificate of Designation (as defined below) upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock (as defined below) issued pursuant to the Exchange Agreement (as defined below), in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Exchange Agreement, as required by the Nasdaq Rules (as defined below);

2.	Approval of the issuance of all Conversion Shares issuable pursuant to the terms of the Certificate of Designation upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock issued or issuable pursuant to the Settlement Agreement (as defined below), in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Settlement Agreement, as required by the Nasdaq Rules; and

3.	Approval of the issuance of all Conversion Shares issuable pursuant to the terms of the Certificate of Designation upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock issued or issuable pursuant to the Contribution and Purchase Agreement (as defined below), in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Contribution and Purchase Agreement, as required by the Nasdaq Rules.

The right to obtain the approval of stockholders of the Company for the Corporate Actions by written consent of the Majority Stockholders without a formal meeting is provided by Chapter 78 of the Nevada Revised Statutes (the “NRS”), our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), and our Bylaws.  Under Section 78.320(2) of the NRS, our Articles of Incorporation and our Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of Common Stock and Series X Preferred Stock as of the Record Date. Under Section 78.320(1)(b) of the NRS, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

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In order to eliminate the costs and management time involved in holding a special meeting, the Corporate Actions were approved by the written consent of the Majority Stockholders in lieu of a special meeting of stockholders.

This Information Statement constitutes the required notice to you of the Majority Stockholders taking action by written consent under Section 78.320 of the NRS.

The approval of the Corporate Actions by the Majority Stockholders’ written consent (the “Majority Stockholders Consent”) that we have received constitutes the only stockholder approval required under the NRS, Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d), as applicable (the “Nasdaq Rules”), our Articles of Incorporation, and our Bylaws, to approve the Corporate Actions. Our Board of Directors is not soliciting your consent or your proxy in connection with the Corporate Actions and neither consents nor proxies are being requested from stockholders.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to our stockholders of record on the Record Date. The actions approved by the Majority Stockholders will be effective no earlier than twenty (20) calendar days after the date on which this Information Statement is first mailed or otherwise delivered to holders of our Common Stock and Series X Preferred Stock as of the Record Date, which we expect to be on or about [●], 2026. This Information Statement is accompanied by copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026, which are incorporated herein by reference as described under “Incorporation by Reference.” Stockholders may also request a copy of the Information Statement by contacting our main office at (321) 250-1799.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

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ACTIONS TAKEN

This Information Statement contains a brief summary of the material aspects of the Corporate Actions approved by the Board of Directors and the Majority Stockholders. The Company has filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (the “SEC”) on October 1, 2026, which includes as exhibits copies or forms of the Exchange Agreement, the Settlement Agreement, the Contribution and Purchase Agreement and the Certificate of Designation (each as defined below). We encourage you to read the Form 8-K and exhibits thereto in their entirety for more information about the transactions described herein in connection with the Corporate Actions.

1. APPROVAL OF THE ISSUANCE OF CONVERSION SHARES PURSUANT TO THE CERTIFICATE OF DESIGNATION AND THE EXCHANGE AGREEMENT

On September 28, 2026, the Company entered into that certain Exchange Agreement (the “Exchange Agreement”) with certain of the holders of the Company’s outstanding securities (the “Exchange Holders”), pursuant to which, on such date, the Exchange Holders exchanged, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), certain of their Company securities as described below (the “Original Securities”) for an aggregate of 3,410 newly issued shares (the “Exchanged Shares”) of Series F Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Series F Preferred Stock”), on the terms and conditions set forth therein (the “Exchange”). The shares of Series F Preferred Stock are convertible into shares of Common Stock (the “Conversion Shares”) in accordance with the terms of the Certificate of Designation of Rights and Preferences of Series F Convertible Preferred Stock (the “Certificate of Designation”) filed by the Company with the Secretary of State of the State of Nevada on September 28, 2026.

The Original Securities consisted of (i) $1,500,000 principal amount of the Company’s outstanding $11,000,000 Senior Secured Convertible Promissory Note issued on January 8, 2026, plus all accrued and unpaid interest on such amount through and including September 28, 2026 (the unexchanged portion of such note remains outstanding); (ii) all 100 shares of the Company’s then outstanding Series C Convertible Preferred Stock; (iii) all 500 shares of the Company’s then outstanding Series D Convertible Preferred Stock; and (iv) all 810 shares of the Company’s then outstanding Series E Convertible Preferred Stock. Following the Exchange, the Original Securities were cancelled and are of no further force or effect.

The issuance of the Exchanged Shares in the Exchange and the issuance of any Conversion Shares have not been registered under the Securities Act, and were or will be made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act. No commission or other remuneration was paid or given in connection with the Exchange.

Reasons for the Exchange. The Board of Directors approved the Exchange in order to reduce the Company’s outstanding secured indebtedness and accrued interest, and simplify the Company’s capital structure.

Pursuant to the Exchange Agreement, the Company agreed to obtain stockholder approval of the issuance of all of the Conversion Shares issuable upon conversion or otherwise pursuant to the terms of the Exchange Agreement and the Certificate of Designation with respect to the Exchanged Shares in compliance with the rules and regulations of The Nasdaq Capital Market.

On the Record Date, the Majority Stockholders approved the issuance of all the Conversion Shares issuable upon the conversion of or otherwise pursuant to the terms of the Exchanged Shares in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Exchange Agreement, as required by the Nasdaq Rules.

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Description of Series F Preferred Stock

On September 28, 2026, following the approval of the Board of Directors, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada to establish the Series F Preferred Stock with 50,000 authorized shares and a $1,000 stated value (the “Stated Value”) per share. Each share of Series F Preferred Stock ranks senior to the Common Stock and all other capital stock of the Company with respect to distributions and payments upon the liquidation, dissolution and winding up of the Company, except to the extent that holders of the Series F Preferred Stock consent to the creation of Parity Stock or Senior Preferred Stock (each as defined in the Certificate of Designation).

Dividends. Dividends accrue on each share of Series F Preferred Stock on a daily basis from the date of issuance at an annual rate of 8.0% of the Stated Value and, to the extent accrued and unpaid, compound quarterly. Accrued dividends are not payable in cash on a scheduled basis; instead, accrued and unpaid dividends are added to the conversion amount, which is equal to the sum of the Stated Value plus any accrued and unpaid dividends and other amounts owed to such holder under the Certificate of Designation or the related transaction documents (the “Conversion Amount”), and are therefore paid in shares of Common Stock upon conversion. Holders are also entitled to receive any dividends declared by the Board of Directors and to participate, on an as-converted basis (assuming conversion at the Alternate Conversion Price (as defined below) and without regard to conversion limitations, but subject to the Maximum Percentage (as defined below)), in any dividend or other distribution of assets to holders of Common Stock and in any pro rata grant of purchase rights to holders of Common Stock.

Conversion. Each share of Series F Preferred Stock is convertible at any time at the option of the holder into a number of shares of Common Stock determined by dividing the Conversion Amount (as defined in the Certificate of Designation) by the then applicable conversion price of Series F Preferred Stock (“Conversion Price”). The initial Conversion Price is $3.29 per share. Fractional shares are rounded up to the nearest whole share.

Anti-Dilution and Price Adjustments. The Conversion Price is subject to “full ratchet” anti-dilution protection: if the Company issues or sells (or is deemed to issue or sell) Common Stock, options or convertible securities, other than certain excluded securities, at a price per share below the Conversion Price then in effect, the Conversion Price will be reduced to such lower price. The Conversion Price is also proportionately adjusted for stock splits and combinations, and following any stock split, stock dividend, stock combination or similar event, the Conversion Price will be reduced (but not increased) to the Event Market Price (which is generally defined in the Certificate of Designation as the average of the five lowest daily VWAPs (as defined below) during the fifteen trading days ending on the trading day before the sixteenth trading day after such event) if that price is lower than the Conversion Price. In addition, if the Company issues securities (other than under a Permitted ATM (as defined in the Certificate of Designation)) that are issuable or convertible at a price that varies with the market price of the Common Stock, each holder may elect to convert their shares of Series F Preferred Stock at such variable price.

Alternate Conversion. A holder may also elect, at any time, to convert any number of its shares of Series F Preferred Stock at an alternate conversion price (the “Alternate Conversion Price” and such conversion, an “Alternate Conversion”) equal to the lower of (i) the Conversion Price then in effect and (ii) the greater of (x) the Floor Price (as defined in the Certificate of Designation) and (y) 90% of the lowest daily volume-weighted average price (“VWAP”) of the Common Stock during the ten (10) consecutive trading day period ending on the trading day immediately preceding delivery of the applicable conversion notice. In an Alternate Conversion, the Conversion Amount is multiplied by the applicable Required Premium (as defined in the Certificate of Designation), which is 125%, or 105% solely in connection with a Change of Control (as defined in the Certificate of Designation) at a time when no other Triggering Event (as defined in the Certificate of Designation) exists. The Floor Price is $0.526 and is not adjusted for stock splits, stock dividends, stock combinations, recapitalizations or similar events, but may be reduced by agreement of the Company and the Required Holders (as defined in the Certificate of Designation), subject to Nasdaq rules.

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Exchange Cap. Until the stockholder approval described in this Information Statement is effective, the Company may not issue Conversion Shares in excess of 19.99% of the Common Stock outstanding immediately prior to the date of the Exchange Agreement, which is 113,871 shares, or 19.99% of the 569,639 shares of Common Stock outstanding immediately prior to the Exchange (the “Exchange Cap”). The Exchange Cap is allocated among the holders pro rata based on the number of shares of Series F Preferred Stock issued to each holder on the initial issuance date relative to all shares of Series F Preferred Stock and Parity Stock then outstanding, and any unused allocation of a holder that converts in full is reallocated pro rata to the remaining holders.

Beneficial Ownership Limitation. A holder of Series F Preferred Stock will not have the right to convert any portion of its Series F Preferred Stock to the extent that, after giving effect to such conversion, the holder (together with its Attribution Parties (as defined in the Certificate of Designation)) would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”). A holder, upon notice to the Company, may increase or decrease the Maximum Percentage, provided that the Maximum Percentage in no event exceeds 9.99%. Any increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and any decrease will be effective immediately upon delivery of such notice. The Maximum Percentage may not be waived or amended and applies to any successor holder.

Triggering Events. The Certificate of Designation defines certain “Triggering Events,” including (i) suspension of trading or delisting of the Common Stock from an eligible market for one trading day, (ii) the Company’s failure to cure a conversion failure within five trading days or notice of its intention not to honor conversions, (iii) the Company’s failure to pay any amount when due to a holder, (iv) failure to remove restrictive legends within five days when required, (v) bankruptcy, insolvency or similar proceedings (each, a “Bankruptcy Triggering Event”), (vi) material breaches of representations, warranties or covenants under the transaction documents, subject to a two trading day cure period for curable covenant breaches, (vii) false certifications regarding Triggering Events, (viii) the occurrence of any Material Adverse Effect (as defined in the Certificate of Designation) and (ix) any transaction document ceasing to be valid and binding or being contested by the Company. While a Triggering Event exists, the 125% Required Premium applies to Alternate Conversions and the Company may not effect an optional redemption. Upon a Bankruptcy Triggering Event, the Company must immediately redeem all outstanding shares of Series F Preferred Stock in cash at a price equal to the greater of (A) 125% of the Conversion Amount and (B) an as-converted value calculated using the lowest Alternate Conversion Price and the highest closing sale price of the Common Stock during the applicable measurement period, multiplied by the Required Premium, unless the holder waives such redemption.

Fundamental Transactions. The Company may not enter into a Fundamental Transaction (as defined in the Certificate of Designation) unless the successor entity assumes the Company’s obligations under the Certificate of Designation and is a publicly traded company listed on an eligible market. Upon a Fundamental Transaction, holders may convert into the securities or other consideration they would have received had they converted immediately prior to the transaction. Other than upon a Bankruptcy Triggering Event, neither the Company nor any successor is required to redeem the Series F Preferred Stock or pay cash in connection with a Fundamental Transaction or Change of Control, except pursuant to the conversion rights described above.

Optional Redemption. The Company may redeem all, but not less than all, of the outstanding Series F Preferred Stock in cash upon not less than ten (10) nor more than twenty (20) trading days’ irrevocable notice at a price equal to the greater of (i) the Conversion Amount being redeemed and (ii) the as-converted value of such Conversion Amount based on the highest closing sale price of the Common Stock during the period from the day before the redemption notice through the trading day before payment. Holders may continue to convert their shares prior to payment of the redemption price. The Company may not effect an optional redemption while a Triggering Event is continuing. Holders have no right to require the Company to redeem their shares other than upon a Bankruptcy Triggering Event.

Liquidation Preference. Upon any liquidation, dissolution or winding up of the Company, holders of Series F Preferred Stock are entitled to receive in cash, before any payment to holders of Common Stock or other junior stock, an amount per share equal to the greater of (i) 125% of the Conversion Amount and (ii) the amount the holder would receive if it converted such share into Common Stock immediately prior to such payment.

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Maximum Number of Conversion Shares Issuable

Assuming (i) all Exchanged Shares are converted in Alternate Conversions at the Floor Price of $0.526, (ii) the 125% Required Premium applies and (iii) dividends accrue and compound for two years from issuance, each Exchanged Share would convert into approximately 2,757 shares of Common Stock, and the 3,410 Exchanged Shares would convert into a maximum of approximately 9,400,190 shares of Common Stock. By comparison, at the initial Conversion Price of $3.29, the Stated Value of the Exchanged Shares would convert into approximately 1,036,474 shares of Common Stock, excluding accrued dividends. The actual number of Conversion Shares will depend on the timing of conversions, accrued dividends, any adjustment to the Conversion Price and the market price of the Common Stock.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and we are therefore subject to the Nasdaq Listing Rules. The issuance of the Conversion Shares upon the conversion of, or otherwise pursuant to the terms of, the Exchanged Shares implicates the following Nasdaq Listing Rules, each of which requires stockholder approval in order for us to maintain our listing:

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to any transaction, other than a public offering, involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or voting power outstanding before the issuance, at a price that is less than the “Minimum Price.” Under Nasdaq Listing Rule 5635(d), the “Minimum Price” is the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to any issuance or potential issuance of securities that will result in a “change of control.” Nasdaq generally considers a change of control to occur when an investor or a group of affiliated investors would acquire, or obtain the right to acquire, 20% or more of the Common Stock or voting power outstanding, and such ownership or voting power would be the largest ownership position.

The Exchange was effected pursuant to Section 3(a)(9) of the Securities Act and not in a public offering. The Minimum Price as of the signing of the Exchange Agreement was $2.53 per share. Because the Conversion Price of the Series F Preferred Stock is subject to adjustment and a holder may elect an Alternate Conversion at a price that may be as low as the Floor Price of $0.526, the Conversion Shares issuable in respect of the 3,410 Exchanged Shares may be issued at a price below the Minimum Price and, assuming conversion in full, could exceed 19.99% of the shares of Common Stock outstanding as of the date of the Exchange Agreement. Accordingly, the issuance of such Conversion Shares implicates Nasdaq Listing Rule 5635(d) and, potentially, Nasdaq Listing Rule 5635(b), although the Maximum Percentage limits each holder, together with its Attribution Parties, to beneficial ownership of no more than 9.99% of the outstanding Common Stock at any time. Until stockholder approval is effective, the number of Conversion Shares issuable upon conversion of the Exchanged Shares is limited to the Exchange Cap.

The Majority Stockholders Consent approved the issuance of all such Conversion Shares in excess of 19.99% of the shares of Common Stock outstanding as of the date of the Exchange Agreement, as required by the Nasdaq Rules. Such approval will become effective twenty (20) calendar days after the date on which this Information Statement is first mailed or otherwise delivered to holders of our Common Stock and Series X Preferred Stock as of the Record Date.

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2. APPROVAL OF THE ISSUANCE OF CONVERSION SHARES PURSUANT TO THE CERTIFICATE OF DESIGNATION AND THE SETTLEMENT AGREEMENT

On September 30, 2026, the Company entered into that certain Settlement Agreement dated as of September 30, 2026 (the “Settlement Agreement”) with the holder (the “Token Holder”) of that certain Right to Receive Tokens (the “Token Right”) issued by the Company to the Token Holder on November 12, 2025, as amended on March 24, 2026, pursuant to which tokens having an aggregate value of $5,688,263 had been issued to the Token Holder and were outstanding (the “Outstanding Tokens”). On September 30, 2026, at the initial closing of the Settlement Agreement, the Company issued 500 shares of Series F Preferred Stock (the “Initial Settlement Shares”) in settlement for the Outstanding Tokens and the Outstanding Tokens were deemed surrendered for cancellation by the Token Holder.

Pursuant to the Settlement Agreement, the Company will be required to issue to the Token Holder an additional 5,500 shares of Series F Preferred Stock (the “Additional Settlement Shares”; and together with the Initial Settlement Shares, the “Settlement Shares”) no later than the later of (i) the date that is 150 days after the date of the Settlement Agreement and (ii) one business day following the date on which the Company has issued shares of Common Stock or Convertible Securities (as defined in the Settlement Agreement) at an effective price per share of Common Stock greater than $4.50, for aggregate gross proceeds equal to or greater than $100,000. The Token Right remains outstanding and additional tokens may be issued to the Token Holder pursuant to the terms thereof.

In connection with the Settlement Agreement, on September 29, 2026, the Company and the Token Holder also confirmed the following with respect to the Token Right: effective upon the closing of the Settlement Agreement and the Contribution and Purchase Agreement (as defined below), the Token Right applies only to tokens purchased by the Company and does not apply to (i) the issuance of Series F Preferred Stock and the exchange of existing securities for such shares as contemplated under the Exchange Agreement, (ii) the settlement of the Outstanding Tokens, or (iii) monthly lease payments wired into the BitGo control account pursuant to the contemplated lease assignment; and the Token Right applies only to the extent that those payments are used to purchase tokens. In addition, the parties agreed that the lease payment due October 1, 2026 would be released from the BitGo control account to the Company, and the Token Holder waived its rights under the Token Right through the earlier of (i) October 31, 2026 and (ii) a sale of the Company’s real estate assets, or such later date as mutually agreed between the parties.

The shares of Series F Preferred Stock issued and issuable under the Settlement Agreement have the rights, preferences and limitations described above under “1. Approval of the Issuance of Conversion Shares pursuant to the Certificate of Designation and the Exchange Agreement—Description of Series F Preferred Stock.”

The issuance and sale of the shares of Series F Preferred Stock under the Settlement Agreement and the issuance of any Conversion Shares have not been registered under the Securities Act and were or will be made in reliance on the private offering exemption provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The Token Holder represented to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Reasons for the Settlement. The Board of Directors approved the Settlement Agreement in order to retain the cash represented by the Outstanding Tokens.

Pursuant to the Settlement Agreement, the Company agreed to obtain stockholder approval of the issuance of all of the Conversion Shares issuable upon conversion or otherwise pursuant to the terms of the Settlement Shares in compliance with the rules and regulations of The Nasdaq Capital Market.

On September 30, 2026, the Majority Stockholders executed the Majority Stockholders Consent approving the issuance of all the Conversion Shares issuable pursuant to the terms of the Certificate of Designation upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock issued or issuable pursuant to the Settlement Agreement in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Settlement Agreement, as required by the Nasdaq Rules.

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Maximum Number of Conversion Shares Issuable

Assuming (i) all Settlement Shares are issued and converted in Alternate Conversions at the Floor Price of $0.526, (ii) the 125% Required Premium applies and (iii) dividends accrue and compound for two years from issuance, the up to 6,000 shares of Series F Preferred Stock issued or issuable under the Settlement Agreement would convert into a maximum of approximately 16,539,924 shares of Common Stock.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and we are therefore subject to the Nasdaq Listing Rules. The issuance of the Conversion Shares upon the conversion of, or otherwise pursuant to the terms of, the Settlement Shares implicates the following Nasdaq Listing Rules, each of which requires stockholder approval in order for us to maintain our listing:

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to any transaction, other than a public offering, involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or voting power outstanding before the issuance, at a price that is less than the “Minimum Price.” Under Nasdaq Listing Rule 5635(d), the “Minimum Price” is the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to any issuance or potential issuance of securities that will result in a “change of control.” Nasdaq generally considers a change of control to occur when an investor or a group of affiliated investors would acquire, or obtain the right to acquire, 20% or more of the Common Stock or voting power outstanding, and such ownership or voting power would be the largest ownership position.

The Minimum Price as of the date of the Settlement Agreement was $2.38 per share. The Initial Settlement Shares were issued, and any Additional Settlement Shares will be issued, in settlement of the Outstanding Tokens and not in a public offering. Because the Conversion Price of the Series F Preferred Stock is subject to adjustment and a holder may elect an Alternate Conversion at a price that may be as low as the Floor Price, the Conversion Shares issuable in respect of the Settlement Shares may be issued at a price below the Minimum Price and, assuming conversion in full, could exceed 19.99% of the shares of Common Stock outstanding as of the date of the Settlement Agreement. Accordingly, the issuance of such Conversion Shares implicates Nasdaq Listing Rule 5635(d) and, potentially, Nasdaq Listing Rule 5635(b), subject to the Maximum Percentage.

The Majority Stockholders Consent approved the issuance of all such Conversion Shares in excess of 19.99% of the shares of Common Stock outstanding as of the date of the Settlement Agreement, as required by the Nasdaq Rules. Such approval will become effective twenty (20) calendar days after the date on which this Information Statement is first mailed or otherwise delivered to holders of our Common Stock and Series X Preferred Stock as of the Record Date.

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3. APPROVAL OF THE ISSUANCE OF CONVERSION SHARES PURSUANT TO THE CERTIFICATE OF DESIGNATION AND THE CONTRIBUTION AND PURCHASE AGREEMENT

Also on September 30, 2026, the Company entered into that certain Asset Contribution and Securities Purchase Agreement (the “Contribution and Purchase Agreement”) with an investor identified therein (the “Contributor”) holding certain graphics processing units (“GPUs”), and certain other investors identified therein (the “Buyers”). Pursuant to the Contribution and Purchase Agreement, at the initial contribution closing on September 30, 2026, the Contributor contributed certain identified GPUs to the Company and in exchange the Company issued to the Contributor 3,000 shares of Series F Preferred Stock (the “Initial Contribution Shares”).

In addition, pursuant to the Contribution and Purchase Agreement, the Company will be required to issue to the Contributor an additional 4,000 shares of Series F Preferred Stock no later than one business day following the later of (i) the date that is 150 days after the initial contribution closing date and (ii) the date on which the Company has received gross rental income from the initial contributed GPUs equal to or in excess of $350,000 (the “Earnout Initial Contribution Shares”).

The Contribution and Purchase Agreement also provides that, at one or more additional closings, the Contributor may contribute additional GPUs for the issuance of additional shares of Series F Preferred Stock and the Buyers may purchase additional shares of Series F Preferred Stock at a purchase price of $1,000 per share, in each case subject to the terms and conditions of the Contribution and Purchase Agreement, including that an aggregate maximum of 25,000 additional shares may be issued thereunder. The rights to effect additional closings expire on the second anniversary of the initial contribution closing date, unless terminated earlier in accordance with the agreement.

In connection with the transactions contemplated by the Contribution and Purchase Agreement, (i) the Company, the Contributor and the Lessee (as defined below) entered into a Notice and Acknowledgement of Contribution of Assets Subject to Lease, pursuant to which the Contributor notified SPRE NKC MO, LLC, a Georgia limited liability company (the “Lessee”), of the assignment and contribution of the initial contributed GPUs to the Company, and the Lessee acknowledged and agreed to pay rent, casualty payments, default payments and stipulated loss value payments relating to the contributed GPUs to the Company under a new master lease with the same economic terms on a pro rata basis as the original lease between the Contributor and the Lessee beginning with the rental payment due October 1, 2026, and (ii) the Company, as lessor, entered into Master Lease Agreement No. 001 dated September 30, 2026 (together with the lease schedule thereto, the “Master Lease”) with the Lessee, pursuant to which the Company leases to the Lessee the GPUs contributed by the Contributor. The Master Lease covers six GPUs, servers and related components and provides for a 32-month initial term with monthly rent payable in advance of $94,167 from October 2026 through November 2028 and $157,167 from December 2028 through May 2029, followed by a purchase option payment of $150,000 due May 2, 2029. The Master Lease constitutes a finance lease under the Uniform Commercial Code, is non-cancelable for the scheduled term and automatically renews thereafter unless terminated on at least 90 days’ prior written notice. Rent is absolute and unconditional; late payments bear a 5% service fee and interest at 1.5% per month (or the maximum lawful rate), and the Lessee is responsible for taxes, fees, maintenance, insurance and the risk of loss. The Lessee may not assign, transfer, pledge or sublease the lease or the equipment without the Company’s prior written consent, subject to specified permitted assignments.

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The issuance of the SPA Shares (as defined below) under the Contribution and Purchase Agreement and the issuance of any Conversion Shares have not been registered under the Securities Act and were or will be made in reliance on the private offering exemption provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. Each Buyer and the Contributor represented to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

The shares of Series F Preferred Stock issued and issuable under the Contribution and Purchase Agreement have the rights, preferences and limitations described above under “1. Approval of the Issuance of Conversion Shares pursuant to the Certificate of Designation and the Exchange Agreement—Description of Series F Preferred Stock.”

Reasons for the Contribution and Purchase Agreement. The Board of Directors approved the Contribution and Purchase Agreement in order to acquire income-producing GPU assets subject to an existing lease, expand into GPU leasing, and obtain access to up to $25,000,000 of additional capital.

Pursuant to the Contribution and Purchase Agreement, the Company agreed to obtain stockholder approval of the issuance of all of the Conversion Shares issuable upon conversion or otherwise pursuant to the terms of the shares of Series F Preferred Stock issuable pursuant to the Contribution and Purchase Agreement (the “SPA Shares”) in compliance with the rules and regulations of The Nasdaq Capital Market. On September 30, 2026, the Majority Stockholders executed the Majority Stockholders Consent approving the issuance of all the Conversion Shares issuable pursuant to the terms of the Certificate of Designation upon the conversion of or otherwise pursuant to the terms of the shares of Series F Preferred Stock issued or issuable pursuant to the Contribution and Purchase Agreement in excess of 19.99% of the shares of Common Stock issued and outstanding as of the date of the Contribution and Purchase Agreement, as required by the Nasdaq Rules.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and we are therefore subject to the Nasdaq Listing Rules. The issuance of the Conversion Shares upon the conversion of, or otherwise pursuant to the terms of, the SPA Shares implicates the following Nasdaq Listing Rules, each of which requires stockholder approval in order for us to maintain our listing:

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to any transaction, other than a public offering, involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or voting power outstanding before the issuance, at a price that is less than the “Minimum Price.” Under Nasdaq Listing Rule 5635(d), the “Minimum Price” is the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

In addition, the issuance of the Conversion Shares upon the conversion of, or otherwise pursuant to the terms of, the shares of Series F Preferred Stock issued or issuable under the Contribution and Purchase Agreement implicates Nasdaq Listing Rule 5635(a), which requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock (including upon conversion of convertible securities), other than in a public offering for cash, the common stock to be issued is or will be equal to 20% or more of the common stock or voting power outstanding before the issuance.

The SPA Shares issued or issuable pursuant to the Contribution and Purchase Agreement are or may be issued in exchange for GPUs contributed to the Company by the Contributor and, at additional closings, may be issued in exchange for additional GPUs or sold to the Buyers at $1,000 per share, in each case other than in a public offering. The Minimum Price as of the signing of the Contribution and Purchase Agreement was $2.38 per share. Assuming (i) the issuance of up to 32,000 shares of Series F Preferred Stock (comprising the 3,000 Initial Contribution Shares, the 4,000 Earnout Initial Contribution Shares and up to 25,000 additional shares), (ii) conversion in full in Alternate Conversions at the Floor Price of $0.526, (iii) the 125% Required Premium applies and (iv) dividends accrue and compound for two years from issuance, such shares would convert into a maximum of approximately 88,212,928 shares of Common Stock, which would exceed 19.99% of the shares of Common Stock outstanding as of the date of the Contribution and Purchase Agreement. Accordingly, the issuance of such Conversion Shares may implicate Nasdaq Listing Rule 5635(a) with respect to shares of Series F Preferred Stock issued for contributed GPUs and, because such Conversion Shares may be issued at a price below the Minimum Price upon an Alternate Conversion or an adjustment of the Conversion Price, Nasdaq Listing Rule 5635(d) and, potentially, Nasdaq Listing Rule 5635(b), subject to the Maximum Percentage. The Majority Stockholders Consent approved the issuance of all such Conversion Shares issuable upon conversion or otherwise pursuant to the terms of the SPA Shares in excess of 19.99% of the shares of Common Stock outstanding as of the date of the Contribution and Purchase Agreement, as required by the Nasdaq Rules.

Such approval will become effective twenty (20) calendar days after the date on which this Information Statement is first mailed or otherwise delivered to holders of our Common Stock and Series X Preferred Stock as of the Record Date.

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EFFECT OF THE CORPORATE ACTIONS ON EXISTING STOCKHOLDERS

The issuance of Conversion Shares will substantially dilute the ownership and voting interests of our existing holders of Common Stock, and the sale of such shares into the public market could depress the market price of our Common Stock. As described above, the up to 41,410 shares of Series F Preferred Stock issued or issuable under the Exchange Agreement, the Settlement Agreement and the Contribution and Purchase Agreement would convert into a maximum of approximately 114,153,042 shares of Common Stock. The extent of the dilution will depend on, among other things, the number of shares of Series F Preferred Stock ultimately issued, the accrued dividends thereon, and the applicable Conversion Price or Alternate Conversion Price at the time of conversion. Although the Maximum Percentage limits the number of shares a holder may beneficially own at any one time, it does not limit the aggregate number of Conversion Shares that may be issued over time, and holders may convert and sell shares repeatedly. The full-ratchet anti-dilution provisions may also further reduce the Conversion Price if the Company issues securities at lower prices in the future. The Series F Preferred Stock also ranks senior to the Common Stock with respect to distributions and payments upon liquidation, dissolution and winding up of the Company, carries a liquidation preference of at least 125% of the Conversion Amount, and is entitled to protective provisions and financing restrictions that may limit and qualify the rights of holders of Common Stock.

STOCKHOLDER APPROVAL OF THE CORPORATE ACTIONS

The Majority Stockholders Consent constitutes the only stockholder approval required under the NRS, the Nasdaq Rules, our Articles of Incorporation and our Bylaws, in order to provide the stockholder approvals required under the Exchange Agreement, the Settlement Agreement and the Contribution and Purchase Agreement.

The Corporate Actions will not become effective until the date that is twenty (20) calendar days after the date on which this Information Statement is first mailed or otherwise delivered to holders of our Common Stock and Series X Preferred Stock as of the Record Date.

INCORPORATION BY REFERENCE

As permitted by Item 13(b)(2) of Schedule 14A, the information required by Item 13(a) of Schedule 14A, including our financial statements, supplementary financial information, management’s discussion and analysis of financial condition and results of operations, quantitative and qualitative disclosures about market risk, and information regarding changes in and disagreements with accountants on accounting and financial disclosure, is incorporated by reference into this Information Statement from the following documents previously filed by the Company with the SEC, copies of which accompany this Information Statement and are being delivered to stockholders together with it:

-	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on June 4, 2026;

-	our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026, filed with the SEC on July 31, 2026 and August 21, 2026, respectively.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein modifies or supersedes such statement. Additional copies of the documents incorporated by reference may be obtained, without charge, as described under “Where You Can Obtain More Information.”

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INTEREST OF CERTAIN PERSONS IN MATTERS ACTED UPON

Except as described in this Information Statement, none of our directors or executive officers, any nominee for election as a director, or any associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in the Corporate Actions that is not shared by all other holders of our Common Stock and Series X Preferred Stock. Joseph La Rosa, a director, and Deana La Rosa, our Chief Operating Officer, control the Majority Stockholders that executed the Majority Stockholders Consent.

EFFECTIVE DATE OF ACTION BY WRITTEN CONSENT

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions taken by written consent will become effective no earlier than twenty (20) calendar days after the date of the first mailing or delivery of this Information Statement to stockholders as of the Record Date. This Information Statement provides a summary of the actions approved by the Majority Stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the NRS, stockholders do not have any dissenters’ rights or appraisal rights in connection with the approval of the Corporate Actions described in this Information Statement.

OUTSTANDING VOTING SECURITIES

Each share of Common Stock grants one vote on each matter submitted to stockholders. Each share of Series X Preferred Stock of the Company grants 10,000 votes on each matter submitted to stockholders and votes alongside the Common Stock. Series B Convertible Preferred Stock of the Company and Series F Preferred Stock have no voting rights except as provided in their respective Certificates of Designation or as required by the NRS. As of the Record Date, 569,836 shares of Common Stock, totaling 569,836 votes, and 1,800 shares of Series X Preferred Stock, totaling 18,000,000 votes, were issued, outstanding, and eligible for action by written consent and notice of such action, for a total of 18,569,836 votes. The Majority Stockholders, including Joseph La Rosa, a member of the Board of Directors (holder of 1,800 shares of Series X Preferred Stock), JLR-JCCLT1 Land Trust (holder of 80 shares of Common Stock), controlled by Mr. La Rosa, and La Rosa Capital, LLC (holder of 426 shares of Common Stock), controlled by Mr. La Rosa and Mrs. La Rosa, collectively owned 506 shares of Common Stock and 1,800 shares of Series X Preferred Stock, having a total of 18,000,506 votes, constituting approximately 96.93% of the outstanding voting power on the Record Date.

On September 30, 2026, the Majority Stockholders executed a written consent approving the Corporate Actions described in this Information Statement. Since these actions have been approved by the Majority Stockholders, this Information Statement does not solicit proxies.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This table presents information about our Common Stock’s beneficial ownership as of the Record Date, for (i) each named executive officer and director; (ii) all named executive officers and directors as a group; and (iii) each other stockholder known to us owning more than 5% of our outstanding Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power over securities. A person or group is deemed to have “beneficial ownership” of any shares that such person or group can acquire within sixty (60) days. For percentage calculations, any shares that a person can acquire within sixty (60) days are considered issued and outstanding for that person but not for others. Inclusion of any shares in this table does not constitute an admission of beneficial ownership by any person listed.

Name and Address of Beneficial Owner(1)	Common Stock		Percentage of Common Stock (2)	Series X Super Voting Preferred Stock(3)	Percentage of Series X Super Voting Preferred Stock
Officers and Directors
Nicholas Adler
(Chief Executive Officer, interim Chief Financial Officer and Chairman)	—		—	—	—
Joseph La Rosa
(Director)	591	(4)	*	1,800	100%
Deana La Rosa
(Chief Operating Officer)	41	(5)	*	—	—
Alex Santos
(Chief Technology Officer)	2		*	—	—
Ned L. Siegel
(Director)	5	(6)	*	—	—
Lourdes Felix
(Director)	1		*	—	—
Marc Urbach
(Director)	—		—	—	—

All Officers and Directors as a group (7 persons)	633		*	1,800	100%

5% Stockholders
JAK Opportunities XI LLC	62,612	(7)	9.99%	—	—
ATW AI Infrastructure III LLC	62,612	(8)	9.99%	—	—
ATW AI Infrastructure IIIB LLC	62,612	(9)	9.99%	—	—
ATW Compute Ventures LLC	62,612	(10)	9.99%	—	—

*	Less than 1%.
(1)	Unless otherwise indicated, the principal address of the executive officers, directors and 5% stockholders of the Company is c/o 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.
(2)	Based on 569,836 shares of Common Stock issued and outstanding on the Record Date and the shares of Common Stock that such owner has the right to acquire within 60 days of the Record Date.

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(3)	Based on 1,800 shares of Series X Preferred Stock outstanding on the Record Date. Each share of Series X Preferred Stock votes together with the Common Stock unless prohibited by law and has 10,000 votes per share.
(4)	Includes (i) 426 shares of Common Stock owned by La Rosa Capital, LLC, an entity owned and controlled by Mr. La Rosa and Mrs. La Rosa, the address of which is 1420 Celebration Blvd, Suite 200, Celebration, Florida 34747; (ii) 1 share of Common Stock owned by Celebration Office Condos, LLC, an entity owned and controlled by Mr. La Rosa, the address of which is 1420 Celebration Blvd, Suite 100, Celebration, Florida 34747; (iii) 80 shares of Common Stock owned by JLR-JCCLT1 Land Trust, owned and controlled by Mr. La Rosa; (iv) 2 shares of Common Stock held by Mr. La Rosa’s adult children living in his household, which Mr. La Rosa is deemed to beneficially own; (v) 10-year fully vested stock options to purchase an aggregate of 75 shares of Common Stock granted to Mr. La Rosa between December 7, 2023 and January 2, 2025, at exercise prices ranging from $32,155.20 to $100,320 per share; and (vi) a 10-year fully vested stock option to purchase 7 shares of Common Stock at $83,193.60 per share granted to Deana La Rosa on February 1, 2024. Joseph La Rosa is the spouse of Deana La Rosa and is deemed to beneficially own the shares of Common Stock beneficially owned by Deana La Rosa.
(5)	Includes a 10-year fully vested stock option to purchase 7 shares of Common Stock at $83,193.60 per share granted to Mrs. La Rosa on February 1, 2024. Deana La Rosa is the spouse of Joseph La Rosa and is deemed to beneficially own the shares of Common Stock and other securities beneficially owned by Joseph La Rosa.
(6)	Includes (i) a fully vested stock option to purchase 1 share of Common Stock at $240,000 per share granted on March 17, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 3 shares of Common Stock at $61,440 per share granted on November 1, 2023.

(7)	As disclosed in a Schedule 13G/A filed with the SEC on October 7, 2026 (the “Holder 13G”), JAK Opportunities XI LLC (“JAK Opportunities”) is wholly owned by the private fund ATW Opportunities Master Fund II LP ("ATW Opportunities Fund"). ATW Partners Opportunities Management, LLC (the "Adviser") serves as the investment manager to the ATW Opportunities Fund. Antonio Ruiz-Gimenez and Kerry Propper are control persons of the Adviser. JAK Opportunities, ATW Opportunities Fund, the Adviser, Antonio Ruiz-Gimenez and Kerry Propper may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned directly by JAK Opportunities, and each of them disclaims beneficial ownership of such securities. The business address of each of the foregoing entities and individuals is c/o ATW Partners Opportunities Management LLC, ONE PENN, 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119.
(8)	As disclosed in the Holder 13G, ATW AI Infrastructure III LLC (“ATW AI”) is wholly owned by ATW Master Fund V Inc. (“ATW Fund V Inc.”), which is wholly owned by the private fund ATW Master Fund V LP ("ATW Master Fund V”). The Adviser serves as the investment manager to the ATW Master Fund V and Antonio Ruiz-Gimenez and Kerry Propper are control persons of the Adviser. ATW AI, ATW Fund V Inc., ATW Master Fund V, the Adviser, Antonio Ruiz-Gimenez and Kerry Propper may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned directly by ATW AI, and each of them disclaims beneficial ownership of such securities. The business address of each of the foregoing entities and individuals is c/o ATW Partners Opportunities Management LLC, ONE PENN, 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119.
(9)	As disclosed in the Holder 13G, ATW AI Infrastructure IIIB LLC (“ATW AI IIIB”) is wholly owned by ATW Fund V Inc., which is wholly owned by the private fund ATW Master Fund V. The Adviser serves as the investment manager to the ATW Master Fund V and Antonio Ruiz-Gimenez and Kerry Propper are control persons of the Adviser. ATW AI IIIB, ATW Fund V Inc., ATW Master Fund V, the Adviser, Antonio Ruiz-Gimenez and Kerry Propper may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned directly by ATW AI IIIB, and each of them disclaims beneficial ownership of such securities. The business address of each of the foregoing entities and individuals is c/o ATW Partners Opportunities Management LLC, ONE PENN, 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119.
(10)

As disclosed in the Holder 13G, ATW Compute Ventures LLC (“ATW Compute”) is wholly owned by ATW Fund V Inc., which is wholly owned by the private fund ATW Master Fund V. The Adviser serves as the investment manager to the ATW Master Fund V and Antonio Ruiz-Gimenez and Kerry Propper are control persons of the Adviser. ATW Compute, ATW Fund V Inc., ATW Master Fund V, the Adviser, Antonio Ruiz-Gimenez and Kerry Propper may be deemed to have shared voting and dispositive power with respect to the securities beneficially owned directly by ATW Compute, and each of them disclaims beneficial ownership of such securities. The business address of each of the foregoing entities and individuals is c/o ATW Partners Opportunities Management LLC, ONE PENN, 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “aims,” “plans,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Any forward-looking statements made by the Company in this Information Statement speak only as of the date hereof. Factors or events that affect the transactions or could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

WHERE YOU CAN OBTAIN MORE INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to La Rosa Holdings Corp., 1420 Celebration Blvd., 2nd Floor, Celebration, Florida 34747, Attn: Secretary, or by telephoning the Company at (321) 250-1799.

DOCUMENT DELIVERY FOR SHARED ADDRESSES

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Information Statement may have been sent to multiple stockholders sharing an address unless we have received contrary instructions from one or more of those stockholders. We will promptly deliver a separate copy of this Information Statement to any stockholder at a shared address to which a single copy was delivered, upon written or oral request to La Rosa Holdings Corp., 1420 Celebration Blvd., 2nd Floor, Celebration, Florida 34747, Attn: Secretary, telephone (321) 250-1799. Stockholders sharing an address who wish to receive separate copies of future information statements, or who are receiving multiple copies and wish to receive a single copy, may contact us at the same address or telephone number or, if their shares are held in street name, their bank, broker or other nominee.

NO ACTION NEEDED FROM STOCKHOLDERS

As a stockholder, you do not need to take any action in response to this document. However, the law requires us to send you this Information Statement at least twenty (20) calendar days before any corporate action can be effective.

By Order of the Board of Directors,

Nicholas Adler
Chief Executive Officer and Chairman of the Board of Directors

[●], 2026

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